UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: May 3, 2012

(Date of earliest event reported)

VERIZON COMMUNICATIONS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8606	23-2259884
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

140 West Street New York, New York		10007
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 395-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

Verizon Communications Inc.’s (Verizon) 2012 Annual Meeting of Shareholders was held on May 3, 2012. At the meeting, the following items were submitted to a vote of shareholders.

The number of common shares present at the meeting was 2,353,854,536 or 82.89% of the common shares outstanding on March 5, 2012, the record date for the meeting.

(a)	The following nominees were elected to serve on the Board of Directors:

Name of Nominee	Votes Cast For	Votes Cast Against	Abstentions	Non Votes
Richard L. Carrión	1,670,366,370	73,432,626	17,755,270	592,300,270
Melanie L. Healey	1,693,779,586	50,537,439	17,237,241	592,300,270
M. Frances Keeth	1,684,596,206	59,428,893	17,529,167	592,300,270
Robert W. Lane	1,684,879,115	59,219,401	17,455,750	592,300,270
Lowell C. McAdam	1,639,563,488	104,788,859	17,201,919	592,300,270
Sandra O. Moose	1,664,504,017	80,115,859	16,934,390	592,300,270
Joseph Neubauer	1,549,741,650	194,092,473	17,720,143	592,300,270
Donald T. Nicolaisen	1,681,970,210	61,767,271	17,816,785	592,300,270
Clarence Otis, Jr.	1,659,849,010	84,264,014	17,441,242	592,300,270
Hugh B. Price	1,671,007,730	73,287,955	17,258,581	592,300,270
Rodney E. Slater	1,550,505,094	193,320,261	17,728,911	592,300,270

(b)	The appointment of Ernst & Young LLP as independent registered public accounting firm for 2012 was ratified with 2,279,857,334 votes for, 55,273,123 votes against and 18,724,079 abstentions.

(c)	The proposal regarding the Advisory Vote to Approve Executive Compensation was approved with 1,508,614,473 votes for, 228,727,279 votes against, 24,212,514 abstentions and 592,300,270 broker non-votes.

(d)	The shareholder proposal regarding Disclosure of Prior Government Service was defeated with 175,049,734 votes for, 1,496,788,967 votes against, 89,715,565 abstentions and 592,300,270 broker non-votes.

(e)	The shareholder proposal regarding Disclosure of Lobbying Activities was defeated with 478,778,739 votes for, 1,200,717,878 votes against, 82,057,649 abstentions and 592,300,270 broker non-votes.

(f)	The shareholder proposal regarding Vesting of Performance Stock Units was defeated with 514,719,274 votes for, 1,220,030,740 votes against, 26,804,252 abstentions and 592,300,270 broker non-votes.

(g)	The shareholder proposal regarding the Shareholder Right to Call a Special Meeting was defeated with 813,574,385 votes for, 926,092,632 votes against, 21,887,249 abstentions and 592,300,270 broker non-votes.

(h)	The shareholder proposal regarding the Shareholder Action by Written Consent was defeated with 749,148,935 votes for, 983,788,987 votes against, 28,616,344 abstentions and 592,300,270 broker non-votes.

(i)	The shareholder proposal regarding Network Neutrality on Wireless Broadband was defeated with 129,081,042 votes for, 1,506,386,034 votes against, 126,087,190 abstentions and 592,300,270 broker non-votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Verizon Communications Inc.
(Registrant)

Date:	May 9, 2012	/s/ William L. Horton, Jr.
William L. Horton, Jr. Senior Vice President, Deputy General Counsel and Corporate Secretary